UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________
FORM 8-K
____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 2, 2015 (October 1, 2015)
Date of Report (date of Earliest Event Reported)
____________________________________________

NEWTEK BUSINESS SERVICES CORP.
(Exact Name of Company as Specified in its Charter)
____________________________________________

MARYLAND	814-01035	46-3755188
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

212 West 35th Street, Second Floor, New York, NY 10001
(Address of principal executive offices and zip code)

(212) 356-9500
(Company’s telephone number, including area code)

(Former name or former address, if changed from last report)
____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits), including statements regarding Newtek Business Services Corp.’s (“Newtek” or the “Company”) beliefs, expectations, intentions or strategies for the future, may be forward-looking statements. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek’s actual results to differ from management's current expectations are contained in Newtek’s filings with the Securities and Exchange Commission.  Newtek undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.
Item 2.02.     Results of Operations and Financial Condition.
On October 1, 2015, the Board of Directors (the “Board”) of Newtek Business Services Corp. (“Newtek” or the “Company”) declared a special dividend of $3.29 per share, or $34.035 million, payable on December 31, 2015 to common shareholders of record on November 18, 2015. The special dividend represents the distribution of Newtek’s earnings and profits accumulated through December 31, 2014, prior to the Company’s election to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.
As a result of its declaring the special dividend, and the resulting obligation, as well as the Board’s assessment as to whether any other material change in the Company’s net asset value (“NAV”) has occurred since the Company disclosed NAV in its most recent filing with the Securities and Exchange Commission, the Board has adjusted the Company’s NAV on the declaration date of the special dividend to reflect the total obligation. As the number of shares of the Company’s common stock to be distributed to shareholders was undeterminable on the date of declaration, the Company recorded the entire amount of the special dividend obligation as a liability on October 1, 2015, with a corresponding reduction in NAV and NAV per share. As a further result, the Board has declared an adjusted NAV of $135.6 million and NAV per share of $13.10, based on the Company’s common shares outstanding as of October 1, 2015. Further, when the special dividend is paid, the resulting impact to NAV may be an increase in NAV based on the number of shares of the Company’s common stock issued at the election of shareholders and the market value of the shares upon issuance.
The adjusted NAV, as presented above, may differ from the data set forth in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2015. In addition, the information presented above does not include all of the information regarding the Company’s financial condition and results of operations as of and for the quarterly period ended September 30, 2015 that may be important to investors. As a result, investors are cautioned not to place undue reliance on the information presented above and should view this information in the context of the Company’s full third quarter results when such results are disclosed by the Company in its Quarterly Report on Form 10-Q for the period ended September 30, 2015. The information presented above is based on current management expectations that involve substantial risk and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, such information.
Item 7.01     Regulation FD Disclosure.
The information contained in Item 2.02 of this Current Report on Form 8-K is incorporated by reference herein.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEK BUSINESS SERVICES CORP.

Date: October 2, 2015	By:	/S/ BARRY SLOANE
Barry Sloane
Chairman of the Board and Chief Executive Officer